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                                                                    EXHIBIT 10.2

              FIRST AMENDMENT TO INTERCOMPANY SERVICES AGREEMENT
              --------------------------------------------------


     This FIRST AMENDMENT TO INTERCOMPANY SERVICES AGREEMENT is entered into this 24th day of June, 1997, by and between First USA Management, Inc., a Delaware corporation ("First USA"), First USA Financial, Inc., a Delaware corporation ("First USA Financial"), and First USA Paymentech, Inc., a Delaware corporation (the "Company").

     WHEREAS, as of June 23, 1997, First USA Financial is, by assignment, the owner of the Marks, as defined in the INTERCOMPANY SERVICES AGREEMENT dated as of March 21, 1996, by and between First USA and Company (the "Agreement"), and as identified in Appendix A of the Agreement; and

     WHEREAS, First USA Financial, as the new owner of the Marks, desires to license to Company all of the rights in and to the Marks and assume all of the obligations related to the Marks, pursuant to the terms of the Agreement.

     In consideration of the premises and the mutual agreements contained herein, and other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTIONS 1.1 through 1.9 of the Agreement are amended as follows: The term "First USA" is hereby deleted and replaced with the term "First USA Financial."

     SECTIONS 2.1 through 2.5 of the Agreement are amended as follows: The term "First USA" is hereby deleted and replaced with the term "First USA Financial."

     SECTION 2.1(ii) of the Agreement is deleted in its entirety and replaced with the following: "(ii) any other acts or omissions arising out of the performance of Article I of this Agreement by the Company or any Designated Subsidiary;"

     SECTION 4.3 of the Agreement is deleted in its entirety and replaced with the following: Parties in Interest. Neither this Agreement nor any right
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granted hereunder shall be assigned by the Company either voluntarily or by operation of law without the written consent of First USA or First USA Financial, whichever is applicable, and any attempted assignment without such consent shall be void and of no effect whatsoever; provided, further, Company
                                                   -----------------
consents in advance to any assignment of the Marks or any rights under this agreement by First USA or First USA Financial, whichever is applicable.

     SECTION 4.7 of the Agreement is amended to add:
     "If to First USA Financial, Inc.
     First USA Financial, Inc.
     1601 Elm Street, Suite 4700
     Dallas, Texas 75201
     Attention:  General Counsel
     Facsimile No.: (214) 849-2067"
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     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf by its duly authorized officers all as of the date and year first written above.

                                        FIRST USA PAYMENTECH, INC.



                                        By:  /s/ Philip E. Taken
                                           -----------------------------------
                                             Name: Philip E. Taken
                                             Title: Senior Vice President &
                                                     General Counsel

                                        FIRST USA MANAGEMENT, INC.


                                        By:  /s/ Philip E. Taken
                                           -----------------------------------
                                             Name: Philip E. Taken
                                             Title: Senior Vice President &
                                                     General Counsel

                                        FIRST USA FINANCIAL, INC.


                                        By:  /s/ Philip E. Taken
                                           -----------------------------------
                                             Name: Philip E. Taken
                                             Title: Senior Vice President &
                                                     General Counsel